Transamerica Investors, Inc.
on behalf of
Transamerica Premier Funds
Supplement dated November 26, 2008 to the Transamerica Premier Funds Prospectuses
Transamerica Premier Balanced Fund
     The following supplements, replaces and amends information in the prospectus under the section entitled “Past Performance”:

Effective January 1, 2009, the secondary benchmark index for Transamerica Premier Balanced Fund will change from the Lehman Brothers U.S. Government/Credit Bond Index to the Barclays Capital U.S. Aggregate Index (“BCUSA Index”) (formerly, the Lehman Brothers Aggregate Bond Index) in an effort to better align the Fund’s benchmarks to reflect the universe of securities in which the Fund invests. The BCUSA is a broad-based market index that covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities, including U.S. Treasury issues, corporate and government-related debt issues, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.
Average Annual Total Returns as of 12/31/07

	1 Year	5 Years	10 Years
BCUSA Index (reflects no deduction for fees, expenses or taxes)	6.97%	4.42%	5.97%
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The following information supplements and amends certain disclosure throughout the prospectuses:

Effective November 3, 2008, all existing Lehman Brothers indices changed the reference in their names from “Lehman Brothers” to “Barclays Capital.” Accordingly, as applicable, each Lehman Brothers index in the prospectuses will now be a Barclays Capital index.
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Investors Should Retain this Supplement for Future Reference